SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of report (date of earliest event reported):
                                January 17, 2003


                       Daisytek International Corporation
               (Exact Name of Registrant as Specified in Charter)


Delaware                               0-25400                75-2421746
--------                               -------                ----------
(State or other                      (Commission            (I.R.S. Employer
jurisdiction of                      File Number)           Identification No.)
incorporation)

                    1025 Central Expressway South, Suite 200
                               Allen, Texas 75013
          (Address of Principal Executive Offices, including zip code)


                                 (972) 881-4700
              (Registrant's Telephone Number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS

                           On January 17, 2003, Daisytek International
                  Corporation issued a press release, filed herewith as Exhibit 99.1, to announce the addition of Jeffrey Hewson to its Board of Directors.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

                  (a)  Financial statements of business acquired

                       Not applicable

                  (b)  Pro forma financial information

                       Not applicable

                  (c)  Exhibits

                       99.1     Press Release dated January 17, 2003.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       DAISYTEK INTERNATIONAL CORPORATION


                                By:   /s/    RALPH MITCHELL
                                   -----------------------------------------
                                              Ralph Mitchell
                                              Chief Financial Officer,
                                              Executive Vice President - Finance

Dated:  January 17, 2003


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                                Index to Exhibits


Exhibit
Number   Description
------   -----------

99.1     Press Release dated January 17, 2003.


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